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Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 7, 2001 relating to the financial statements and financial statement schedule of Overland Data, Inc., which is incorporated by reference in Overland Data, Inc.'s Annual Report on Form 10-K for the year ended June 30, 2001.

/s/ PricewaterhouseCoopers LLP

San Diego, California
December 13, 2001

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  Exhibit 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS